Exhibit 10.51

                                 PROMISSORY NOTE

         November 20, 2001, FOR VALUE RECEIVED, the undersigned, VERTICAL COMPUTER SYSTEMS, INC., a Delaware corporation (Borrower), promises to pay to PARKER MILLS & PATEL LLP, a California limited liability partnership (Lender), the sum of THIRTY THOUSAND Dollars ($30,000), with interest thereon at the rate of six (6%) percent per annum payable as follows:

         1. PAYMENT OF PRINCIPAL AND INTEREST. Principal and interest shall be paid as follows:

            a. All principal then outstanding, and all interest, fees, charges, and other amounts owing hereunder and then unpaid shall be due and payable on January 26, 2001 (the "Maturity Date").

            b. Borrower shall pay all amounts owing under this Note in immediately available funds to Lender at Lender's address as set forth herein, or at such other place as may be specified in writing by Lender. Each payment, when made, shall be credited first to interest then due, and then at the option of Lender to principal, late charges, and other fees and expenses outstanding hereunder in such order as Lender may determine. Notwithstanding the foregoing, if Lender shall advance any funds on account of any breach or default of Borrower or otherwise as provided in the Security Agreement or in any other instrument providing security for the obligations evidenced by this Note, then at Lender's option any funds received from or on behalf of Borrower shall be applied in such order as Lender shall determine.

            c. Payments received after 1:00 p.m. on any banking day or at any time on any Saturday, Sunday, or holiday shall be deemed received on the next banking day.

         2. This Note may be prepaid in whole or in part at any time without interest, premium or penalty. The undersigned agrees to pay all costs and expenses, including all reasonable attorneys' fees, for the collection of this Note upon default. All payments shall be made to Lender at 865 S. Figueroa Street, Suite 2600, Los Angeles, CA 90012,, or at such other place as the holder hereof may from time to time designate in writing.

         3. In addition, payments not made by the fifteenth of each month shall be subject to a late charge of five (5%) of said payment.

         4. This Note shall at the option of the holder hereof be immediately due and payable upon failure to make any payment due hereunder or for breach of any condition of any security interest, mortgage, pledge agreement or guaranty granted as collateral security for this Note or breach of any condition of any


                        Vertical Computer Systems, Inc.
                                Promissory Note
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security  agreement or  mortgage,  if any,  having a priority  over any security agreement or mortgage on collateral granted, in whole or in part, as collateral security for this Note or upon the filing by any of the undersigned of an assignment for the benefit of creditors, bankruptcy, or for relief under any provisions of the Bankruptcy Code; or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty days.

         5. In the event this Note shall be in default, and placed with an attorney for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection.

         6. The undersigned and all other parties to this Note, whether as endorsers, guarantors or sureties waive demand, presentment and protest and all notices thereto and further agree to remain bound, notwithstanding any extension, modification, waiver, or other indulgence by any holder or upon the discharge or release of any obligor hereunder or to this Note, or upon the exchange, substitution, or release of any collateral granted as security for this Note.

         7. Each maker, surety, guarantor and endorser of this Note waives presentment, notice and protest, all suretyship defenses and agrees to all extensions, renewals, or releases, discharge or exchange of any other party or collateral without notice.

         8. This Note shall not be modified, amended, or terminated, except by written agreement duly executed and delivered by both Lender and Borrower.


                                                VERTICAL COMPUTER SERVICES, INC.




                                                --------------------------------
                                                Richard Wade, President


                        Vertical Computer Systems, Inc.
                                Promissory Note
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